                                                                   EXHIBIT 99(1)


NEWS RELEASE


                                    Contact:
                                    Neil Shoop
                                    Treasurer
                                    (214) 589-8561

FOR IMMEDIATE RELEASE


     TRINITY INDUSTRIES REPORTS OPERATING RESULTS FOR FIRST QUARTER OF 2002

         DALLAS - April 26, 2002 - Trinity Industries, Inc., (NYSE:TRN) today reported financial results for the first quarter of 2002.

         For the quarter ended March 31, 2002, the company reported a net loss of $8.6 million, or 19 cents per diluted share, on revenues of $384.3 million. This compares to a net loss of $39.7 million, or $1.08 per diluted share, on revenues of $418.7 million in the first quarter of 2001. The prior year quarter included unusual charges of $55.8 million ($35.7 million after tax), or 97 cents per diluted share, primarily related to plant closings and litigation.

         "I am pleased our non-rail related business segments improved profitability over the prior year," said Timothy R. Wallace, Trinity's chairman, president and CEO. "We are continuing to benefit from the diversification of our other businesses while the railcar industry is experiencing a major downcycle."

         "The U.S. industry orders for railcars and the deliveries of railcars are at a 14 year low point. While we have seen a small increase in demand for a few types of railcars, we are not in a position to predict the timing of a turn around for the industry at this point.


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Our current outlook for 2002 is a small loss in the range of 5 to 25 cents per share," Wallace said.

         Trinity Industries, Inc., with headquarters in Dallas, Texas, is one of the nation's leading diversified industrial companies. Trinity reports five principal business segments: the Trinity Rail Group, Trinity Railcar Leasing and Management Services Group, the Inland Barge Group, the Construction Products Group and the Industrial Products Group. Trinity's web site may be accessed at http://www.trin.net.

         This news release contains "forward looking statements" as defined by the Private Securities Litigation Reform Act of 1995 and includes statements as to expectations, beliefs and future financial performance, or assumptions underlying or concerning matters herein. These statements that are not historical facts are forward looking. Readers are directed to Trinity's Form 10-K and other SEC filings for a description of certain of the business issues and risks, a change in any of which could cause actual results or outcomes to differ materially from those expressed in the forward looking statements. Any forward looking statement speaks only as of the date on which such statement is made. Trinity undertakes no obligation to update any forward looking statement or statements to reflect events or circumstances after the date on which such statement is made.


                              - TABLES TO FOLLOW -

                            Trinity Industries, Inc.
                     Condensed Consolidated Income Statement
                     (in millions, except per share amounts)


                                          Three Months Ended March 31
                                         -----------------------------
                                           2001*                2002
                                         --------             --------
Revenues                                 $  418.7             $  384.3



Operating profit (loss)                  $  (58.2)            $   (4.2)

Other expense                                 3.9                  7.2
                                         --------             --------

Income (loss) before income taxes           (62.1)               (11.4)

Provision (benefit) for income taxes        (22.4)                (2.8)
                                         --------             --------
Net income (loss)                        $  (39.7)            $   (8.6)
                                         ========             ========

Net income (loss) per common share:
Basic                                    $  (1.08)            $  (0.19)
                                         ========             ========

Diluted                                  $  (1.08)            $  (0.19)
                                         ========             ========

Weighted average number of shares
outstanding:
Basic                                        36.9                 44.4
Diluted                                      36.9                 44.4



* The three months ended March 31, 2001 includes pretax charges of $55.8 million ($35.7 million after tax or $0.97 per share) related primarily to restructuring the Company's railcar operations and litigation. For the three months ended March 31, 2001, $53.9 million is included in cost of revenues and $1.9 million in SE&A expenses.

                            Trinity Industries, Inc.
                             Condensed Segment Data
                                  (in millions)


REVENUES:

                                          Three Months Ended March 31
                                         -----------------------------
                                           2001*                2002
                                         --------             --------
Rail Group                               $  293.4             $  171.1

Construction Products Group                 118.1                113.1

Inland Barge Group                           58.5                 61.2

Industrial Products Group                    38.5                 31.3

Railcar Leasing & Management
Services Group                               20.1                 26.7

All Other                                    27.5                  9.2

Eliminations                               (137.4)               (28.3)
                                         --------             --------
Total revenues                           $  418.7             $  384.3
                                         ========             ========

OPERATING PROFIT (LOSS):

                                          Three Months Ended March 31
                                         -----------------------------
                                           2001*                2002
                                         --------             --------
Rail Group                               $  (38.6)            $  (12.2)

Construction Products Group                   3.3                  7.5

Inland Barge Group                            1.8                  1.9

Industrial Products Group                    (1.1)                 0.9

Railcar Leasing & Management
Services Group                                7.8                  7.1

All Other                                   (14.7)                (2.9)

Corporate & Eliminations                    (16.7)                (6.5)

                                         --------             --------
Consolidated                             $  (58.2)            $   (4.2)
                                         ========             ========

                            Trinity Industries, Inc.
                      Condensed Consolidated Balance Sheet
                                  (in millions)




                                          December 31, 2001     March 31, 2002
                                          -----------------     --------------
Cash and equivalents                         $     22.2           $     15.6
Receivables and inventories                       479.5                464.3
Property, plant and equipment, at cost          1,434.9              1,473.6
Less accumulated depreciation                    (555.8)              (587.1)
Other assets                                      571.2                558.3
                                             ----------           ----------
                                             $  1,952.0           $  1,924.7
                                             ==========           ==========



Accounts payable and
accrued liabilities                          $    424.9           $    379.8
Debt                                              476.3                457.6
Deferred income taxes                                --                 16.3
Other liabilities                                  41.4                 38.4
Stockholders' equity                            1,009.4              1,032.6
                                             ----------           ----------
                                             $  1,952.0           $  1,924.7
                                             ==========           ==========


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